SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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WESTERN ASSET/CLAYMORE INFLATION-LINKED

SECURITIES & INCOME FUND

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WESTERN ASSET/CLAYMORE INFLATION-LINKED

SECURITIES & INCOME FUND

(NYSE—WIA)

385 East Colorado Boulevard

Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 30, 2018

To the Shareholders of

WESTERN ASSET/CLAYMORE INFLATION-LINKED

SECURITIES & INCOME FUND

The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, May 30, 2018 at 10:00 a.m., Eastern time, for the following purposes:

(1)	Electing one Class III Trustee, to hold office for the term indicated; and

(2)	Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees has fixed the close of business on March 27, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

Pasadena, California

April 16, 2018

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

WESTERN ASSET/CLAYMORE INFLATION-LINKED

SECURITIES & INCOME FUND

385 East Colorado Boulevard

Pasadena, California 91101

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund, to be held on May 30, 2018 at 10:00 a.m., Eastern time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Ronald E. Toupin, Jr. to the Board of Trustees of the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 16, 2018.

The Board of Trustees has fixed the close of business on March 27, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 29,152,820 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

Shareholders of the Fund as of the close of business on March 27, 2018 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. If necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare, which has been retained to assist shareholders in the voting process. For aiding in the solicitation of proxies from financial intermediaries and other shareholders, the distribution of proxy materials and providing voting and tabulation services, the Fund will pay Computershare a fee that it is not expected to exceed $21,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Frenkel is an officer of the Fund and Messrs. Hoyt and Kocur and Ms. Allen are employees of Legg Mason & Co., LLC, an affiliate of Western Asset. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund, the nominee listed in this Proxy Statement. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 30, 2018

The proxy statement and related materials are available at https://www.proxy-direct.com/lmf-29755

Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF ONE CLASS III TRUSTEE

In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s 2019 annual meeting of shareholders; Class II, whose term will expire at the Fund’s 2020 annual meeting of shareholders; and Class III, whose term will expire at the Annual Meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

The following table sets forth the nominee who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected.

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Ronald E. Toupin, Jr.	Class III	2021 Annual Meeting

*	Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

It is the intention of the persons designated as proxies in the proxy card to vote as directed; unless otherwise directed in a proxy, the persons designated as proxies intend to vote at the Annual Meeting for the re-election of Mr. Toupin. The nominee has agreed to continue to serve if elected at the Annual Meeting. If the nominee is unable or for good cause will not to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

Information Regarding the Trustees. Information about the Trustees, including their ages as of March 1, 2018, is set forth below. The address of each Trustee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Toupin is a nominee for election at the Annual Meeting.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex* Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee*	Shares of the Fund Beneficially Owned on March 1, 2018
Independent Trustees
Michael Larson 58	Trustee and Chairperson of the Board of Trustees(1)(2)	Term expires in 2019; served since May 2004	Chief Investment Officer for William H. Gates III (1994-present)(3).	2	Republic Services, Inc. (2009-present); Autonation, Inc. (2010-present); Fomento Economico Mexicano, SAB (2011-present); EcoLab, Inc. (2012-present); Grupo Televisa, S.A.B. (2009-2014).	4,534**

Ronald A. Nyberg 64	Trustee(1)(2)	Term expires in 2020; served since August 2003	Partner, Momkus McCluskey, LLC (2016-present). Formerly, Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	97	PPM Funds (February 2018-present); Edward-Elmhurst Healthcare System (2012-present).	811

Ronald E. Toupin, Jr. 59	Nominee and Trustee(1)(2)	Term expires at Annual Meeting; served since August 2003	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999); Vice President of Nuveen Investment Advisory Corporation (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	94	Bennett Group of Funds (2011-2013).	1,763

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years/periods of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

*	Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company. Western Asset serves as investment manager to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, and Guggenheim Energy & Income Fund, each of which is a closed-end management investment company serviced by Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”) or managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors”), each an affiliate of Security Investors, LLC. Claymore Exchange-Traded Fund Trust (consisting of 31 separate portfolios), Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), Guggenheim Funds Trust (consisting of 19 separate portfolios), Guggenheim Strategy Funds Trust (consisting of 4 separate portfolios), Guggenheim Variable Funds Trust (consisting of 14 separate portfolios), and Transparent Value Trust (consisting of 5 separate portfolios), each of which is an open-end management investment company managed by Guggenheim Advisors, Security Investors, LLC or Guggenheim Partners Investment Management, LLC, affiliates of Security Investors, LLC, the Fund’s servicing agent. Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Convertible Securities and Income Fund II, each of which is a closed-end investment company managed or serviced by Guggenheim Advisors or its affiliates. Each of these funds is considered part of the same Fund Complex as the Fund. Upon the termination of the Servicing Agreement between the Fund and Security Investors, LLC on or about April 27, 2018, the Fund Complex will not include funds managed by Guggenheim Advisors or serviced by Guggenheim Distributors.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the shares beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and his status as not being an “interested person” (as defined in the 1940 Act) of the

Fund (an “Independent Trustee”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies, including within the Guggenheim Advisors fund complex.

Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Managers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Managers. The Board also noted that all of its members are Independent Trustees. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Managers, the affiliates of the Investment Managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer (“CCO”) and Western Asset’s chief risk officer, as well as various personnel of the Investment Managers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairperson). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 12, 2016. The charter is not currently made available on the Fund’s website.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

(4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Managers, consisting of Messrs. Larson, Nyberg (Chairperson) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 5, 2017. The charter is not currently made available on the Fund’s website.

The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the

Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

Meetings. During the fiscal year ended November 30, 2017, the Board of Trustees held four meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. Each Trustee attended the Fund’s annual shareholder meeting in May 2017.

Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s administrator, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 100 First Stamford Place, Stamford, Connecticut 06902. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2017, by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Independent Trustees
Michael Larson	$50,001-$100,000	Over $	100,000
Ronald A. Nyberg	$1-$10,000	Over $	100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	Over $	100,000

(1)	The Family of Investment Companies includes funds managed or distributed by Guggenheim Advisors, Security Investors, LLC, or their affiliates. Upon the termination of the Servicing Agreement between the Fund and Security Investors, LLC on or about April 27, 2018, the Family of Investment Companies will not include funds managed by Guggenheim Advisors or serviced by Guggenheim Distributors. The Trustees’ holdings would therefore be different if the Servicing Agreement had terminated prior to November 30, 2017.

Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $35,000 annually for serving as a Trustee of the Fund. The Chairperson of the Board of Trustees receives an additional $10,000 per year for serving in that capacity. The Audit Committee Chairperson and the Governance and Nominating Committee Chairperson each receive an additional $6,000 annually for serving in their respective capacities. A different compensation structure was in place prior to January 1, 2018.

For the fiscal year ended November 30, 2017, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

Name of Trustee or Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(1)
Independent Trustees
Michael Larson	$40,000	$0	$0	$40,000
Ronald A. Nyberg	$38,000	$0	$0	$434,500
Ronald E. Toupin, Jr.	$38,000	$0	$0	$402,000

1.	Represents aggregate compensation paid to each Trustee during the fiscal period ended November 30, 2017 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg and Toupin each serve as Trustees to 2, 97, and 94 funds in the Fund Complex, respectively. The Fund Complex includes funds managed or distributed by Guggenheim Advisors, Security Investors, LLC, or their affiliates. Upon the termination of the Servicing Agreement between the Fund and Security Investors, LLC on or about April 27, 2018, the Fund Complex will not include funds managed by Guggenheim Advisors or serviced by Guggenheim Distributors. The amount shown under “Total Compensation from the Fund and its Fund Complex Paid to Trustees” would therefore be different if the Servicing Agreement had terminated prior to November 30, 2017.

During the fiscal year ended November 30, 2017, the Fund paid no remuneration to its officers, all of whom were also officers or employees of an Investment Manager, Guggenheim Advisors, Guggenheim Distributors or their respective affiliates.

Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class III, the Trustee nominee who receives the greatest number of votes properly cast (even if such amount is less than fifty percent of the votes properly cast) will be elected as a Class III Trustee. The Trustees unanimously recommend that shareholders vote to elect Mr. Toupin as a Class III Trustee.

INFORMATION CONCERNING THE INVESTMENT MANAGERS AND THE FUND’S OFFICERS

Western Asset is an investment manager of the Fund and a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset also serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Managers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator. LMPFA is also a subsidiary of Legg Mason, Inc.

Information regarding the executive officers of the Fund, including their ages as of March 1, 2018 and their ownership of Shares of the Fund, is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Jane E. Trust 55	President	Served since April 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co (2016-present); Officer and/or Trustee/Director of 149 funds associated with LMPFA or its affiliates (2015-present); President and Chief Executive Officer of LMPFA (2015-present); Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007-2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000-2007).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Richard F. Sennett 47 100 International Drive Baltimore, MD 21202	Principal Financial and Accounting Officer and Treasurer	Served since December 2011	Principal Financial and Accounting Officer (2011-present) and Treasurer (2013-present) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (2011-present); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007-2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002-2007).	None

Todd F. Kuehl 48 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007	Managing Director of Legg Mason & Co. (2011-present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006-present); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Robert I. Frenkel 63 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Secretary since February 2018 and Chief Legal Officer since September 2011	Vice President and Deputy General Counsel of Legg Mason, Inc. (2006-present); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (2006-present) and Legg Mason & Co. predecessors (1994-2006); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006-present) and Legg Mason & Co. predecessors (prior to 2006).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2019 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to April 16, 2019 (i.e., on or before December 17, 2018).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2019 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days, nor more than 60 days, prior to April 16, 2019 (i.e., no earlier than February 15, 2019 and no later than March 2, 2019).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of March 1, 2018, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of March 27, 2018, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,147,723 Shares (representing approximately 99.98% of the outstanding Shares). Cede & Co.‘s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 27, 2018, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
Cascade Investment, L.L.C.(1)(2) 2365 Carillon Point Kirkland, WA 98033	6,950,552	23.84%

Wells Fargo & Company(3) Wells Capital Management Incorporated 420 Montgomery Street San Francisco, CA 94104	2,565,147	8.80%

First Trust Portfolios L.P(4) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,917,931	6.58%

1607 Capital Partners, LLC(5) 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,654,174	5.7%

(1)	Based on information obtained from a Form 4 filed with the Securities and Exchange Commission on April 8, 2015.

(2)	Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the shares beneficially owned by Cascade. All shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2018.

(4)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 24, 2018.

(5)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Managers, certain affiliates of the Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended November 30, 2017, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2017, contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Securities & Income Fund, c/o Legg Mason & Co., at 620 Eighth Avenue, New York, NY 10018, or you may call 1-800-822-5544.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2018, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

The following table presents fees billed in each of the Fund’s last two fiscal years/periods for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year/period ended(1)	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2016	$32,442	$0	$4,900	$1,327
November 30, 2017	$42,019	$0	$6,623	$0

(1)	Effective November 30, 2016, the Fund’s Board of Trustees changed the Fund’s fiscal year end from December 31 to November 30.

“Audit Fees” represents fees billed for each of the last two fiscal years/periods for professional services rendered for the audit of the Fund’s financial statements for those fiscal years/periods and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year/period.

“Audit Related Fees” represents fees billed for each of the last two fiscal years/periods for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years/periods for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years/periods.

For the Fund’s fiscal period ended November 30, 2016 and fiscal year ended November 30, 2017 PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $203,382 and $271,895, respectively, to the Fund, the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes pre-approval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

...

(h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors, in each case where the engagement has estimated fees of $50,000 or less; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

Since the Fund’s inception in September 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

No amounts were billed to the Manager or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years/periods. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal period ended November 30, 2016 and fiscal year ended November 30, 2017.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Manager and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

April 16, 2018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor, New York, New York on May 30, 2018

Please detach at perforation before mailing.

PROXY	WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES AND INCOME FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 30, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset/Claymore Inflation-Linked Securities and Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on May 30, 2018 at 10:00 a.m., Eastern Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the election of the nominee as trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

WIA_29755_041318

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on May 30, 2018.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-29755

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees recommends a vote “FOR” for the following proposal:

1. Election of Trustee: 01. Ronald E. Toupin, Jr.	FOR ☐	WITHHOLD ☐

B	Authorized Signatures — This section must be completed for your vote to be counted.—Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

▪	xxxxxxxxxxxxxx	WIA 29755	M xxxxxxxx	+